UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
__________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 24, 2010
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CAREPAYMENT TECHNOLOGIES, INC.
(Exact name of Registrant as specified in its charter)

Oregon	001-16781	91-1758621
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

5300 Meadows Rd., Suite 400, Lake Oswego, Oregon	97035
(Address of principal executive offices)	(Zip Code)

(503) 419-3505
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           Effective September 24, 2010, the Board of Directors of CarePayment Technologies, Inc., an Oregon corporation (the "Company"), adopted an amendment (the "Amendment") to the CarePayment Technologies, Inc. 2010 Stock Incentive Plan (the "Plan"), to, among other things, increase the number of shares of the Company's Class A Common Stock reserved and available for issuance under the Plan from 878,338 to 1,000,000.  The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

A summary of the other material terms and conditions of the Plan is set forth in the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on February 17, 2010.  Such description is incorporated herein by reference and is qualified in its entirety by reference to the full text of the Plan filed as Exhibit 10.32 to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2009.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits. The following documents are filed as exhibits to this Form 8-K.

10.1	Amendment No. 1 to CarePayment Technologies, Inc. 2010 Stock Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CarePayment Technologies, Inc.
(Registrant)

Date: September 30, 2010	By:	/s/ James T. Quist
James T. Quist
President